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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          DATE OF REPORT: MAY 15, 2001



                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    NEVADA                       0-27331                     88-0348835
-----------------          ---------------------        ----------------------
(STATE OR OTHER            (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                         IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                         121 West 27th Street, Suite 903
                            New York, New York 10001
                                 (212) 255-1500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

         On May 15, 2001, FindWhat.com, a Nevada corporation, announced its first quarter 2001 financial results and provided guidance for future financial performance. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.  EXHIBITS.

         (C)   EXHIBITS.

             Exhibit No.                   Description
             -----------                   -----------

                 99 Press Release, dated May 15, 2001, entitled "FindWhat.com Announces First Quarter Results."


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FINDWHAT.COM


Date:  May 15, 2001                      By: /s/ Phillip R. Thune
                                            --------------------------------
                                             Chief Operating Officer and
                                             Chief Financial Officer



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                                  EXHIBIT INDEX

  Exhibit No.                       Description
  -----------                       -----------
    99 Press Release, dated May 15, 2001, entitled "FindWhat.com Announces First Quarter Results.